Exhibit 99.2

Digital Realty the trusted foundation | powering your digital ambitions Global. Connected. Sustainable. 1Q21 FINANCIAL RESULTS APRIL 2021

| 2 Navigating the Future Sustainable Growth for Customers, Shareholders and Employees  GLOBAL CONNECTED SUSTAINABLE Selling GLOBALLY… Supporting LOCALLY  EMEA APAC AMERICAS A Digital Realty and Brookfield Infrastructure JV DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021

| 3 Serving a Social Purpose Delivering Sustainable Growth for All Stakeholders Received Climate  Bond Initiative’s  Largest Financial  Corporate Green  Bond Award for 2020 ENVIRONMENTAL Led disaster recovery assistance and  community reinvestment programs:   committed to enhancing the well‐ being of our stockholders, customers,  employees, vendors, and communities Demonstrated senior leadership and  employee commitment to Diversity,  Equity & Inclusion; signed CEO Action  Pledge for diversity; co‐chairing Nareit’s  diversity initiative Adopted the Rooney Rule and amended  corporate governance guidelines to  clarify that director candidate pools  must include candidates with diversity of  race, ethnicity and gender SOCIAL Instituted minimum stock  ownership requirements for  directors and management  Provided shareholders the  ability to propose  amendments to the bylaws  and established proxy  access for shareholders Enhanced Board diversity  with the addition of  three new Directors 2015 2018 2019 GOVERNANCE 2021 Formalized ESG oversight  under the Nominating & Corporate Governance  Committee Named 2021 EPA  ENERGY STAR®  Partner of the  Year for second  consecutive year Sponsored corporate and employee  gift‐matching contributions  supporting COVID‐19 pandemic relief  and racial justice efforts Committed to  reducing direct emissions by 68% and  indirect emissions by  24% by 2030 Earned 2020 Nareit  Leader in the Light  award for fourth  consecutive year  DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021 2020

| 4 Note: As of March 31, 2021. DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021 Global Platform Expanding Global Platform Supporting Customer Growth 4,000+ Customers 167,000 Cross‐Connects 47 Metro Areas Brussels Frankfurt Madrid Marseille Paris Singapore

Data Gravity Driving Data Center Demand
PlatformDIGITAL® Poised to Capitalize


CENTERS OF DATA EXCHANGE
Multi-Tenant
Data Center
CENTERS OF DATA EXCHANGE
Multi-Tenant
Data Center
CENTERS OF DATA EXCHANGE
Multi-Tenant
Data Center
Data Sets
Public
Private
Shared
Enabling Connected Data Communities™
#BeyondCrossConnects

Digital Products Investments

83%

83% of CEOs surveyed expect to increase investments in digital technologies, and 70% are betting on digital data products to grow [1]

Driving Data Hub Deployments

75%

By 2024, **75% of organizations are expected to have deployed multiple data hubs** to drive mission-critical data analytics, sharing and governance [2]

Needs Global MTDC Leader

DIGITAL REALTY

ENERGY STAR

2021
Partner
of the Year

1) Gartner, Driving Value & Innovation with Data & Analytics, Virtual Executive Retreat for CDAOs, September 2020.
2) Gartner 100 Data and Analytics Predictions Through 2025, March 2021.

DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021 | 5

Financial Results | 6 DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021

Digital Transformation Driving Steady Demand Global Full‐Product Spectrum Provides Broadest Solutions Note:  Darker shading represents interconnection bookings.  First‐quarter bookings are highlighted in lighter blue.  Totals may not add up due to rounding. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. 1Q21 BOOKINGS 0‐1 MW $32.6 mm > 1 MW $69.5 mm OTHER (1) $1.7 mm INTERCONNECTION $13.3 mm TOTAL BOOKINGS $117.1 mm HISTORICAL BOOKINGS  ANNUALIZED GAAP BASE RENT $ in millions 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 | 7 DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021 $0 $50 $100 $150 #1 #2 #3

39% of total bookings from  0‐1 MW + interconnection 59% of total bookings  outside the Americas Connected Data Communities Attracting New Logos | 8 100 new logos Video Game Developer eCommerce Servicer  Digital Ad Exchange Industrial Manufacturer IT Services Provider Automotive Tech Designer Note: For quarter ended March 31, 2021. DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021

$197M $82M $283M $14M $6M $8M $24M 2021 2022 2023 1Q21 Backlog Top‐Line Step Function Healthy Backlog Sets a Solid Foundation | 9 Note:  Totals may not add up due to rounding. 1) Amounts shown represent GAAP annualized base rent from leases signed. 2) Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing.  Actual commencement dates may vary.  Digital Realty Backlog Unconsolidated Joint Venture Backlog Digital Realty Backlog Unconsolidated Joint Venture Backlog BACKLOG ROLL‐FORWARD (1) $ in millions COMMENCEMENT TIMING (2) $ in millions $254M $91M $62M $283M $15M $13M $4M $24M 4Q20 Backlog Sign Commence 1Q21 Backlog $197M $82M $283M $14M $6M $7M $24M 2021 2022 2023+ 1Q21 Backlog $1M DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021

Cycling Through Peak Vintage Renewals Narrowing the Gap on Cash Re‐Leasing Spreads | 10 0‐1 MW > 1 MW OTHER (1) TOTAL Signed renewal  leases representing  $128 million  of annualized GAAP  rental revenue Signed renewal  leases representing  $56 million  of annualized GAAP  rental revenue Signed renewal leases  representing  $9 million  of annualized GAAP  rental revenue Signed renewal leases  representing  $193 million  of annualized GAAP  rental revenue RENTAL RATE CHANGE 1.6% CASH 2.5% GAAP RENTAL RATE CHANGE ‐11.3% CASH 2.5% GAAP RENTAL RATE CHANGE 6.3% CASH 21.0% GAAP RENTAL RATE CHANGE ‐2.1% CASH 3.2% GAAP 1Q21 RE‐LEASING SPREADS Note:  Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on leases renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet.  1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021

Effective Economic Risk Mitigation Strategies Benefits of Scale and Diversification on Display Source:  FactSet.  Note:  Totals may not add up due to rounding. 1) As of March 31, 2021. Includes DLR’s share of revenue from unconsolidated joint ventures. 2) Core FFO is a non‐GAAP financial measure.  For a definition of core FFO and a reconciliation to its nearest GAAP equivalent, see the Appendix.   3) Based on average exchange rates for the quarter ended March 31, 2021 compared to average exchange rates for the quarter ended March 31, 2020.   7.3% DECREASE 8.5% DECREASE U.S. DOLLAR INDEX 1Q20 1Q21 EXPOSURE BY REVENUE (1) USD CAD GBP EURO JPY HKD SGD AUD CORE FFO/SHARE EXPOSURE (2) EXCHANGE RATES (3) U.S. DOLLAR / BRITISH POUND U.S. DOLLAR / EURO | 11 BRL SEK DKK CHF KES DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021 85 90 95 100 105 Jan‐20 Apr‐20 Jul‐20 Oct‐20 Jan‐21 Apr‐21 2.0%  EUR +/‐ 10% 2021 $6.53 / Sh 0.4% BENCHMARK  RATES +/‐ 100 bps 0.2% GBP +/‐ 10% 61% < 1% 8% 20% < 1% 3% 2% 1% 2% < 1% < 1% < 1% < 1%

Four Quarter Two‐Step Beat, Dip, Shuffle, Bounce Note:  Based on management estimates; actual performance may differ materially.  Core FFO and NOI are non‐GAAP financial measures.   For descriptions and reconciliations to the closest GAAP equivalents, see the Appendix.   2021E CORE FFO PER SHARE | 12 1Q21 NOI Growth Asset Sales Normalized 2Q21 3Q21 4Q21 OpEx DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021

DEBT MATURITY SCHEDULE AS OF MARCH 31, 2021 (1)(2) (U.S. $ in billions) Matching the Duration of Assets and Liabilities Clear Runway on the Left, No Bar Too Tall on the Right  98% Unsecured Unsecured Secured Fixed Floating USD Euro GBP Other 94% Fixed 74% Non‐USD 6.7 YEARS Weighted Avg.  Maturity (1)(2) 2.3% Weighted Avg.  Coupon (1) DEBT PROFILE | 13 Note:  As of March 31, 2021.  1) Includes Digital Realty’s pro rata share of five unconsolidated joint venture loans and debt securities. 2) Assumes exercise of extension options.   DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021 $0.0  $0.7  $0.3  $1.5  $1.8  $1.7  $1.1  $1.3  $1.4  $1.6  $1.8  $0.9  2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes Unsecured Green Bonds Unsecured Credit Facilities £ £ £  € € £ € € € ¥ € € € € ¥

Consistent Execution on Strategic Vision Delivering Current Results, Seeding Future Growth | 14 SUCCESSFUL 1Q21 INITIATIVES 1. Delivering Sustainable Growth Named EPA ENERGY STAR® Partner of the Year for second consecutive year 2. Enhancing Portfolio Quality Sold non‐core assets, extended connectivity solutions 3. Exceeding Expectations Beat quarterly consensus estimates, delivered 9% year‐over‐year growth 4. Strengthening the Balance Sheet  Raised attractively priced long‐term capital, redeemed high‐coupon debt + preferred equity 2.3% Weighted‐Average Coupon 9¢  Core FFO/sh Beat DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021

Appendix | 15 DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021

Digital Transformation Driving Steady Demand Global Full‐Product Spectrum Provides Broadest Solutions HISTORICAL BOOKINGS TRAILING FOUR‐QUARTER AVERAGE ANNUALIZED GAAP BASE RENT $ in millions 1Q21 TRAILING FOUR‐QUARTER AVERAGE BOOKINGS 0‐1 MW $29.0 mm > 1 MW $72.0 mm OTHER (1) $6.2 mm INTERCONNECTION $12.7 mm TOTAL BOOKINGS $119.9 mm 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 | 16 Note:  Darker shading represents interconnection bookings.  First‐quarter bookings are highlighted in lighter blue.  Totals may not add up due to rounding. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021 $0 $50 $100 $150

Firm Fundamentals Robust Demand, Rational Supply 1) Management estimates, based on a sub‐set of Digital Realty metros (North America:  Northern Virginia, Chicago, Dallas, Silicon Valley, New Jersey, Phoenix and Toronto; EMEA:  Amsterdam, Dublin, Frankfurt, and London; APAC:  Melbourne, Osaka, Singapore and Sydney). 2) Prior periods may be adjusted to reflect updated information. 3) Trailing 12‐month market absorption divided by available data center construction. | 17 NORTH AMERICA PERCENT LEASED (1Q21) (1) 90% REGION 86% DIGITAL REALTY EMEA PERCENT LEASED (1Q21) (1) 90% REGION 77% DIGITAL REALTY MEGAWATTS COMMISSIONED (1)(2) APAC PERCENT LEASED (1Q21) (1) 93% REGION 89% DIGITAL REALTY MEGAWATTS COMMISSIONED (1)(2) Market Absorption‐to‐Available  Current Construction (3) Market Absorption‐to‐Available  Current Construction (3) Market Absorption‐to‐Available  Current Construction (3) 2,964 3,471 1Q20 1Q21 1,354  1,579  1Q20 1Q21 1,014  1,193  1Q20 1Q21 2.5x 0.6x 1.1x MEGAWATTS COMMISSIONED (1)(2) DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021

Appendix Management Statements on Non‐GAAP Measures | 18 The information included in this presentation contains certain non‐GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and  calculation of non‐GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non‐GAAP financial measures should not be considered alternatives to net income or  any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, in the NAREIT Funds From Operations White  Paper ‐ 2018 Restatement.  FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, impairment of investment in real estate, real estate  related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non‐controlling interests in operating partnership  and after adjustments for unconsolidated partnerships and joint ventures.  Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization  and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends  in occupancy rates, rental rates and operating costs.  We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating  performance with that of other REITs.  However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions,  nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact  our financial condition and results from operations, the utility of FFO as a measure of our performance is limited.  Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our  FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance  measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non‐core  revenues, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses,  (vi) gain/loss on FX revaluation, and (vii) other non‐core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility  of core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and, accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should  be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. EBITDA and Adjusted EBITDA:  We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental  performance measures because they allow investors to view our performance without the impact of non‐cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA,  unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration  expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non‐core adjustments, net, non‐controlling interests, preferred stock dividends, including undeclared dividends, and  issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest  expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non‐core adjustments,  net, non‐controlling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are  frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest  expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of  our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and  Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance  expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental  portfolio. Cash NOI is NOI less straight‐line rents and above‐ and below‐market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of  property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use  or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and  could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly,  our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our  performance. DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021

Appendix Forward‐Looking Statements | 19 This information in this presentation contains forward‐looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks  and uncertainties that could cause actual outcomes and results to differ materially. Such forward‐looking statements include statements relating to: our economic outlook; the expected benefits of Interxion and  Lamda Hellix transactions; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index™; Data Gravity Index DGx™; public  cloud services spending; our corporate governance; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; the COVID‐19 pandemic; demand drivers and  economic growth outlook; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion;  expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our communities of interest; our expected Go to Market strategy; joint venture opportunities;  occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions  strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our 2020 backlog; future rents;  our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark to market rates on lease expirations, lease rollovers and  expected rental rate changes; our re‐leasing spreads; our leasing expirations; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or  colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and  the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to  our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; datacenter outsourcing trends; datacenter  expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead  times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations;  lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional  capital; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial  information and covenant metrics; core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying  assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices ; and the sufficiency of our capital to fund future requirements. You can identify forward‐looking statements by the  use of forward‐looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and  phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters.  Such statements are based on management’s  beliefs and assumptions made based on information currently available to management.  Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and  may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions  prove incorrect, actual results may vary materially from those anticipated, estimated or projected.  Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ  materially from those expressed or implied by forward‐looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; the  competitive environment in which we operate; decreased rental rates, increased operating costs or increased vacancy rates; the impact of the COVID‐19 pandemic on our or our customers’, suppliers’ or business  partners’ operations; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power,  or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of  smaller customers, or defaults on or non‐renewal of leases by customers; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new  properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; our inability to retain data center  space that we lease or sublease from third parties; difficulty managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our inability to  achieve expected revenue synergies or cost savings as a result of our combination with Interxion; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or  contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and  completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re‐ financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to  obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate  developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment  charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; environmental liabilities and risks related to natural disasters; our inability to comply with rules and regulations  applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax  purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and  increases in real property tax rates; our ability to attract and retain qualified personnel and to attract and retain customers; and the impact of any financial, accounting, legal or regulatory issues or litigation that  may affect us.  The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance.  We discussed a number of additional material risks in our annual report on Form  10‐K for the year ended December 31, 2020, and other filings with the Securities and Exchange Commission.  Those risks continue to be relevant to our performance and financial condition.  Moreover, we operate  in a very competitive and rapidly changing environment.  New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk  factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward‐looking statements. We expressly disclaim any  responsibility to update forward‐looking statements, whether as a result of new information, future events or otherwise.  Digital Realty, Digital Realty Trust, the Digital Realty logo, Turn‐Key Flex and Powered Base  Building are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021

Reconciliation of Non‐GAAP Items To Their Closest GAAP Equivalent | 20 DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended March 31, 2021 December 31, 2020 Net income available to common stockholders $                                372,405  $                                202,859  Adjustments: Noncontrolling interests in operating partnership 9,800  7,800  Real estate related depreciation and amortization (1) 364,697  286,517  Real estate related depreciation and amortization related to investment in  unconsolidated joint ventures 19,378  19,923  (Gain) on real estate transactions (333,921) (304,801) FFO available to common stockholders and unitholders $                                432,359  $                                212,298  Basic FFO per share and unit $                                       1.50  $                                       0.92  Diluted FFO per share and unit $                                       1.49  $                                       0.91  Weighted average common stock and units outstanding Basic 288,377  230,443  Diluted 289,211  232,754  (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement 369,733  291,457  Non‐real estate depreciation (5,036) (4,940) $                                364,697  $                                286,517  Three Months Ended March 31, 2021 December 31, 2020 FFO available to common stockholders and unitholders ‐‐ basic and diluted $                                432,359  $                                212,298  Weighted average common stock and units outstanding 288,377  230,443  Add: Effect of dilutive securities 834  2,311  Weighted average common stock and units outstanding ‐‐ diluted 289,211  232,754

Reconciliation of Non‐GAAP Items To Their Closest GAAP Equivalent | 21 DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended March 31, 2021 December 31, 2020 FFO available to common stockholders and unitholders ‐‐ diluted $                                432,359  $                                212,298  Termination fees and other non‐core revenues (59) (2,425) Transaction and integration expenses 14,120  56,801  Loss from early extinguishment of debt 18,347  632  (Gain) / Loss on FX revaluation 34,072  81,288  Severance accrual and equity acceleration 2,427  1,272  Other non‐core expense adjustments (19,240) 5,509  CFFO available to common stockholders and unitholders ‐‐ diluted $                                482,026  $                                355,375  Diluted CFFO per share and unit $                                       1.67  $                                       1.53

Reconciliation of Non‐GAAP Items To Their Closest GAAP Equivalent | 22 DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and  Adjusted EBITDA (in thousands) (unaudited) Three Months Ended March 31, 2021 December 31, 2020 Net income available to common stockholders $                                372,405  $                                202,859  Interest 75,653  85,800  Loss from early extinguishment of debt 18,347  632  Income tax expense (benefit) 7,547  7,182  Depreciation and amortization 369,733  291,457  EBITDA 843,685  587,930  Unconsolidated JV real estate related depreciation & amortization 19,378  19,923  Unconsolidated JV interest expense and tax expense 8,786  9,944  Severance accrual and equity acceleration 2,427  1,272  Transaction and integration expenses 14,120  56,801  (Gain) on sale / deconsolidation (333,921) (304,801) Other non‐core adjustments, net 38,574  85,185  Noncontrolling interests 8,756  4,684  Preferred stock dividends, including undeclared dividends 13,514  21,155  Adjusted EBITDA $                                615,319  $                                482,093

Reconciliation of Non‐GAAP Items To Their Closest GAAP Equivalent | 23 DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited) Three Months Ended March 31, 2021 December 31, 2020 Rental revenues $                                415,860  $                                416,570  Tenant reimbursements ‐ Utilities 96,231  82,402  Tenant reimbursements ‐ Other 44,081  44,113  Interconnection and other 57,264  54,840  Total Revenue 613,436  597,925  Utilities 111,654  92,627  Rental property operating 100,677  92,730  Property taxes 31,134  29,722  Insurance 2,794  3,010  Total Expenses 246,259  218,089  Net Operating Income $                                367,177  $                                379,836  Less: Stabilized straight‐line rent $                                   (2,285) $                                     1,359  Above and below market rent (571) (2,405) Cash Net Operating Income $                                370,033  $                                380,882

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Total Debt/Total Enterprise Value

Market value of common equity[i]			$ 40,718,757
Liquidation value of preferred equity[ii]			956,250
Total debt at balance sheet carrying value			13,256,839
Total Enterprise Value			$ 54,931,846
Total debt / total enterprise value			24.1%
Debt-plus-preferred-to-total-enterprise-value			25.9%

(i) Market Value of Common Equity

Common shares outstanding	281,372
Common units outstanding	7,741
Total Shares and Partnership Units	289,114
Stock price as of March 31, 2021	$ 140.84
Market value of common equity	$ 40,718,757

(ii) Liquidation value of preferred equity ($25.00 per share)

	Shares O/S	Liquidation Value
Series C Preferred	8,050	201,250
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
Series L Preferred	13,800	345,000
		956,250 [ii]

Net Debt/LQA Adjusted EBITDA

	QE 3/31/21
Total debt at balance sheet carrying value	$ 13,256,839
Add: DLR share of unconsolidated joint venture debt	19,378
Add: Capital lease obligations	719,721
Less: Unrestricted cash	(414,530)
Net Debt as of September 30, 2020	$ 13,581,408
Net Debt / LQA Adjusted EBITDA[iii]	5.5x

(iii) Adjusted EBITDA

Net loss available to common stockholders	$ 372,405
Interest expense	75,653
Loss from early extinguishment of debt	18,347
Taxes	7,547
Depreciation and amortization	369,733
EBITDA	843,685
Unconsolidated JV real estate related depreciation & amortization	19,378
Unconsolidated JV interest expense and tax expense	8,786
Severance accrual and equity acceleration and legal expenses	2,427
Transaction and integration expenses	14,120
Gain on sale / deconsolidation	(333,921)
Other non-core adjustments, net	38,574
Noncontrolling interests	8,756
Preferred stock dividends, including undeclared dividends	13,514
Adjusted EBITDA	$ 615,319
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$ 2,461,276

Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)

	QE 3/31/21
Total GAAP interest expense (including unconsolidated JV interest expense)	95,031
Add: Capitalized interest	11,434
GAAP interest expense plus capitalized interest	106,465
Debt Service Ratio	5.8x

Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges)

	QE 3/31/21
GAAP interest expense plus capitalized interest	106,465
Preferred dividends	13,514
Total fixed charges	119,979
Fixed charge ratio	5.1x

Unsecured Debt/Total Debt

	QE 3/31/21
Global unsecured revolving credit facility	-
Unsecured term loan	12,566,198
Unsecured senior notes, net of discount	239,634
Secured debt, including premiums	1,581,759
Capital lease obligations	719,721
Total debt at balance sheet carrying value	15,107,312
Unsecured Debt / Total Debt	89.5%

Net Debt Plus Preferred/LQA Adjusted EBITDA

	QE 3/31/21
Total debt at balance sheet carrying value	13,256,839
Less: Unrestricted cash	(414,530)
Capital lease obligations	719,721
DLR share of unconsolidated joint venture debt	19,378
Net Debt as of September 30, 2020	13,581,408
Preferred Liquidation Value[ii]	956,250
Net Debt plus preferred	14,537,658
Net Debt Plus Preferred/LQA Adjusted EBITDA[iii]	5.9x

Note: For quarter ended March 31, 2021.

DIGITAL REALTY | 1Q21 FINANCIAL RESULTS | APRIL 29, 2021 | 24